Exhibit 99.2

This Statement on Form 3 is filed by:  (i) LeverageSource V S.à r.l., (ii) LeverageSource V, L.P., (iii) LS V GP, LLC, (iv) LeverageSource Holdings, L.P. w/r/t Series V; (v) LSR Loan Funding LLC, (vi) LeverageSource III, L.P., (vii) LS III GP, LLC, (viii) LeverageSource Holdings, L.P. w/r/t Series III, (ix) LeverageSource Holdings GP, LLC, (x) LeverageSource, L.P. (xi) Apollo Advisors VI (EH), L.P., (xii) Apollo Advisors VI (EH-GP), Ltd., (xiii) Apollo Advisors VII (EH), L.P., (xiv) Apollo Advisors VII (EH-GP), Ltd., (xv) Apollo Principal Holdings III, L.P., (xvi) Leroy DH, L.P., (xvii) Leroy DH GP, LLC, (xviii) ANRP II (Debt AIV), L.P., (xix) Apollo ANRP Advisors II, L.P., (xx) Apollo ANRP Capital Management II, LLC, (xxi) APH Holdings, L.P., (xxii) Apollo Principal Holdings III GP, Ltd., (xxiii) ACLF Co-Investment Fund, L.P., (xxiv) Apollo Credit Liquidity Advisors, L.P., (xxv) Apollo Credit Liquidity Capital Management, LLC, (xxvi) Zeus Investments, L.P., (xxvii) Apollo Zeus Strategic Advisors, L.P., (xxviii) Apollo Zeus Strategic Advisors, LLC, (xxix) Apollo Special Opportunities Managed Account, L.P., (xxx) Apollo SOMA Advisors, L.P., (xxxi) Apollo SOMA Capital Management, LLC, (xxxii) APH Holdings (DC), L.P., (xxxiii) Apollo Principal Holdings IV GP, Ltd., (xxxiv) Apollo SVF Management, L.P., (xxxv) Apollo SVF Management GP, LLC, (xxxvi) AEH (CB), L.P., (xxxvii) AEH (CB) GP, LLC, (xxxviii) AEH Holdings (CB), L.P., (xxxix) AEH (PEC), L.P., (xl) AP VII TXU (CS), L.P., (xli) AP VII TXU (CS) GP, LLC, (xlii) AP VII TXU Holdings (CS), L.P., (xliii) AP VII TXU (UBS), L.P., (xliv) AP VII TXU (UBS) GP, LLC, (xlv) AP VII TXU Holdings (UBS), L.P., (xlvi) AEH Holdings GP, LLC, (xlvii) AP AEH, L.P., (xlviii) Apollo Management VII, L.P., (xlix) AIF VII Management, LLC, (l) Apollo Management, L.P., (li) Apollo Management GP, LLC, (lii) CLF Finance Company, LLC, (liii) Apollo Credit Liquidity Fund, L.P., (liv) Apollo Credit Liquidity Management, L.P., (lv) Apollo Credit Liquidity Management GP, LLC, (lvi) AEC (Lux) S.à r.l., (lvii) Apollo European Credit Management, L.P., (lviii) Apollo European Credit Management GP, LLC, (lix) AESI (Holdings) II, L.P., (lx) Apollo European Strategic Management, L.P., (lxi) Apollo European Strategic Management GP, LLC, (lxii) AP Investment Europe III, L.P., (lxiii) Apollo Europe Management III, LLC, (lxiv) ANS U.S. Holdings Ltd., (lxv) Apollo SK Strategic Investments, L.P., (lxvi) Apollo SK Strategic Management, LLC, (lxvii) Apollo Centre Street Partnership, L.P., (lxviii) Apollo Centre Street Management, LLC, (lxix) Apollo Credit Opportunity Trading Fund III, (lxx) Apollo Credit Opportunity Fund III LP, (lxxi) Apollo Credit Opportunity Fund (Offshore) III LP, (lxxii) Apollo Credit Opportunity Management III LLC, (lxxiii) Apollo Franklin Partnership, L.P., (lxxiv) Apollo Franklin Management, LLC, (lxxv) Apollo Hercules Partners, L.P., (lxxvi) Apollo Hercules Management, LLC, (lxxvii) Apollo Lincoln Fixed Income Fund, L.P., (lxxviii) Apollo Lincoln Fixed Income Management, LLC, (lxxix) Apollo Lincoln Private Credit Fund, L.P., (lxxx) Apollo Lincoln Private Credit Management, LLC, (lxxxi) Apollo Union Street Partners, L.P., (lxxxii) Apollo Union Street Management, LLC, (lxxxiii) COF II (ST), LLC, (lxxxiv) Apollo Credit Opportunity Management, LLC, (lxxxv) Apollo SPN Investments I (Credit), LLC, (lxxxvi) Apollo SPN Investments I, L.P., (lxxxvii) Apollo SPN Management, LLC, (lxxxviii) Apollo Credit Master Fund Ltd., (lxxxix) Apollo ST Fund Management LLC, (xc) Apollo ST Operating LP, (xci) Apollo ST Capital LLC, (xcii) Stone Tower CDO II Ltd., (xciii) Apollo ST Debt Advisors LLC, (xciv) ST Management Holdings, LLC, (xcv) Apollo Capital Management, L.P., (xcvi) Apollo Capital Management GP, LLC, (xcvii) Apollo Management Holdings, L.P., and (xcviii) Apollo Management Holdings GP, LLC (collectively, the “Reporting Persons”)

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  May 8, 2017

Issuer Name and Ticker or Trading Symbol:  Vistra Energy Corp. [VST]

LEVERAGESOURCE V, S.À R.L.

By:	LeverageSource V, L.P.
its sole shareholder

	By:	LS V GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

LEVERAGESOURCE V, L.P.

By:	LS V GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LS V GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES V therof

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LSR LOAN FUNDING LLC

By:	LeverageSource III, L.P.
its sole member

	By:	LS III GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LEVERAGESOURCE III, L.P.

By:	LS III GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LS III GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES III therof

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

By:	Apollo Advisors VII (EH), L.P.
its general partner

	By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEROY DH, L.P.

By:	Leroy DH GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEROY DH GP, LLC

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

ANRP II (DEBT AIV), L.P.

By:	Apollo ANRP Advisors II, L.P.
its general partner

	By:	Apollo ANRP Capital Management II, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ANRP ADVISORS II, L.P.

By:	Apollo ANRP Capital Management II, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ANRP CAPITAL MANAGEMENT II, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APH HOLDINGS, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ACLF CO-INVESTMENT FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT LIQUIDITY ADVISORS, L.P.

By:		Apollo Credit Liquidity Capital Management, LLC
its general partner:

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT LIQUIDITY CAPITAL MANAGEMENT, LLC

By:		/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ZEUS INVESTMENTS, L.P.

	By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

		By:	Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ZEUS STRATEGIC ADVISORS, L.P.

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ZEUS STRATEGIC ADVISORS, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its general partner

	By:	Apollo SOMA Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEH (CB), L.P.

By:	AEH (CB) GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEH (CB) GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEH HOLDINGS (CB), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEH (PEC), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU (CS), L.P.

By:	AP VII TXU (CS) GP, LLC
its general partner

	By:	AP VII TXU Holdings (CS), L.P.
its manager

		By:	AEH Holdings GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU (CS) GP, LLC

By:	AP VII TXU Holdings (CS), L.P.
its manager

	By:	AEH Holdings GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU HOLDINGS (CS), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU (UBS), L.P.

By:	AP VII TXU (UBS) GP, LLC
its general partner

	By:	AP VII TXU Holdings (UBS), L.P.
its sole member

		By:	AEH Holdings GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU (UBS) GP, LLC

By:	AP VII TXU Holdings (UBS), L.P.
its sole member

	By:	AEH Holdings GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP VII TXU HOLDINGS (UBS), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEH HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP AEH, L.P.

By:	Apollo Advisors VII (APO FC), L.P.
its general partner

	By:	Apollo Advisors VII (APO FC-GP), LLC
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

CLF FINANCE COMPANY, LLC

By:	Apollo Credit Liquidity Fund, L.P.
its sole member

	By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

		By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT LIQUIDITY FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT, L.P.

By:	Apollo Credit Liquidity Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AEC (LUX) S.À R.L.

By:	Apollo European Credit Management, L.P.
its investment manager

	By:	Apollo European Credit Management GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT, L.P.

By:	Apollo European Credit Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AESI (HOLDINGS) II, L.P.

By:	AES Advisors II, L.P.
its general partner

	By:	AES Advisors II GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:	Apollo European Strategic Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AP INVESTMENT EUROPE III, L.P.

By:	Apollo Europe Advisors III, L.P.
its general partner

	By:	Apollo Europe Capital Management III, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPE MANAGEMENT III, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

ANS U.S. HOLDINGS LTD.

By:	Apollo SK Strategic Investments, L.P.
its sole shareholder

	By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

		By:	Apollo SK Strategic Advisors, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SK STRATEGIC INVESTMENTS, L.P.

By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SK STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By:	Apollo Credit Opportunity Fund III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

By:	Apollo Credit Opportunity Fund (Offshore) III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY FUND III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY FUND (OFFSHORE) III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC

		By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO FRANKLIN PARTNERSHIP, L.P.

By:	Apollo Franklin Advisors (APO DC), L.P.
its general partner

	By:	Apollo Franklin Advisors (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO FRANKLIN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO HERCULES PARTNERS, L.P.

By:	Apollo Hercules Advisors, L.P.
its general partner

	By:	Apollo Hercules Advisors GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO HERCULES MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P.

By:	Apollo Lincoln Fixed Income Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO LINCOLN FIXED INCOME MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO LINCOLN PRIVATE CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By:	Apollo Union Street Advisors, L.P.
its general partner

	By:	Apollo Union Street Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO UNION STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

COF II (ST), LLC

By:	Apollo Credit Opportunity Management, LLC
its manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:	Apollo SPN Investments I, L.P.
its sole member

	By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

	By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SPN INVESTMENTS I, L.P.

By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

	By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SPN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

STONE TOWER CDO II LTD.

By:	Apollo ST Debt Advisors LLC
its manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST DEBT ADVISORS LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President